Exhibit 10.13

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). NO SALE OR DISPOSITION THEREOF MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION.

OTONOMY, INC.

WARRANT TO PURCHASE CAPITAL STOCK

No. [ ]	[ ]

Void After [                    ]

THIS CERTIFIES THAT, for value received, [                        ] (the “Holder”) is entitled to subscribe for and purchase during the Exercise Period (as defined below) for the Applicable Price Per Share (as defined below) from OTONOMY, INC., a Delaware corporation (the “Company”), up to that number of fully paid and nonassessable shares of Warrant Stock (as defined below) as is determined in accordance with Section 2.1 below.

This Warrant to Purchase Capital Stock (this “Warrant”) has been issued as part of a series of similar warrants (collectively, the “Warrants”) issued pursuant to that certain Note and Warrant Purchase Agreement, dated as of December [    ], 2008 (the “Agreement”), by and among the Company and the individuals and entities listed on the Schedule of Lenders attached thereto. Pursuant to the Agreement, the Company also issued to Holder a Secured Convertible Promissory Note, dated as of even date herewith (the “Note”), for the aggregate principal amount of $[                ] (the “Original Holder Principal Amount”).

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein are intended to have the meanings given to them in the Note. In addition, the following capitalized terms used herein shall have the following respective meanings:

1.1 “Applicable Per Share Price” shall mean the price per Qualifying Financing Share paid by investors in a Qualifying Financing; provided, however, that the Applicable Price Per Share shall be subject to adjustment from time to time in accordance with Section 4.

1.2 “Coverage Amount” shall mean and be equal to fifteen percent (15%) of the Original Holder Principal Amount.

1.3 “Exercise Period” shall mean the period commencing on the date of the closing of a Qualifying Financing (if any) and ending on [                    ], unless earlier terminated as provided below.

1.4 “Fair Market Value” shall mean, as applicable: (i) in the case of any Warrant Stock traded on a national securities exchange, the value equal to the average of the closing prices of such Warrant Stock on such exchange over the ten (10) trading day period ending one (1) trading day prior to the date this Warrant is being exercised; (ii) in the case of Warrant Stock actively traded over-the-counter, the value equal to the average of the closing bid or sale prices (whichever is applicable) over the ten (10) trading day period ending one (1) trading day prior to the date this Warrant is being exercised; and (iii) in the event that there is no active public market for the Warrant Stock, the value equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company on the date this Warrant is being exercised.

1.5 “Warrant Price” shall mean, in connection with any exercise of this Warrant, the aggregate exercise price for the shares of Warrant Stock being acquired in connection with such exercise, as determined by multiplying the number of shares of Warrant Stock being acquired in connection with such exercise by the Applicable Price Per Share.

1.6 “Warrant Stock” shall mean Qualifying Financing Shares.

2. EXERCISE OF WARRANT.

2.1 General. At any time during the Exercise Period, this Warrant may be exercised, in whole or in part and in accordance with the provisions set forth in this Section 2, for that number of shares of Warrant Stock as is equal to: (i) the Coverage Amount; divided by (ii) the Applicable Per Share Price.

2.2 Mechanics of Exercise. In order to effect the exercise of this Warrant, Holder shall deliver to the Company: (i) this Warrant; (ii) an executed Notice of Exercise in the form attached hereto as Exhibit A; and (iii) except as set forth in Section 2.3, payment of the Warrant Price in cash by wire transfer of immediately available funds or such other form of cash payment as may be accepted by the Company in its discretion. Upon receipt of all of the foregoing, the Company shall promptly: (x) issue to Holder a certificate representing the shares of Warrant Stock being acquired hereunder; and (y) if applicable, issue to Holder a new warrant, substantially identical in form and substance to this Warrant, representing the right to purchase the remaining shares of Warrant Stock underlying this Warrant.

2.3 Net Exercise. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Warrant Stock is greater than the Applicable Per Share Price on the date on which this Warrant is exercised, in lieu of exercising this Warrant by payment of cash, Holder may elect to receive that number of shares of Warrant Stock as determined in accordance with the following formula:

X	=	Y(A-B)
A

Where:	X	=	the number of shares of Warrant Stock to be issued to Holder;

2.

Y	=	the number of shares of Warrant Stock purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised;

A	=	the Fair Market Value of one (1) share of Warrant Stock; and

B	=	the Applicable Price Per Share as of the date of such exercise.

3. COVENANTS OF THE COMPANY.

3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all shares of Warrant Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof; other than taxes, liens or charges created by or imposed upon Holder through no action of the Company.

3.2 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall deliver to Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4. ADJUSTMENT OF THE APPLICABLE PRICE PER SHARE. In the event of any changes, from time to time, in the outstanding capital stock of the Company by reason of stock dividends, subdivisions, split-ups or combinations of shares, the number and class of shares available under this Warrant and the Applicable Price Per Share shall be correspondingly adjusted so as to give Holder, upon the exercise of this Warrant for the same aggregate Warrant Price, the total number, class and kind of shares of Warrant Stock as Holder would have owned had the Warrant been exercised prior to any such event and had Holder continued to hold such shares of Warrant Stock until after the event requiring adjustment.

5. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All shares of Warrant Stock (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay Holder a sum in cash equal to the Fair Market Value of such fractional share.

6. EARLY TERMINATION. If, at any time during the Exercise Period, there is effected any capital reorganization or reclassification of the capital stock of the Company (other than a change in par value or as a result of a stock dividend or subdivision, split-up or combination of shares), any consolidation or merger of the Company with or into another corporation (other than a merger solely to effect a reincorporation of the Company into another state), or any sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Company shall provide to Holder at least twenty (20) days advance written notice of such event, and this Warrant shall terminate unless exercised in accordance with the terms hereof prior to the effective date of such event.

3.

7. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle Holder to any voting rights or other rights as a stockholder of the Company.

8. TRANSFER OF WARRANT. Neither this Warrant nor any rights hereunder shall be transferable, except in accordance with Section 4 of the Agreement. Any such permitted transfer must be made by Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto as Exhibit B to any such permitted transferee. As a condition precedent to such transfer, the transferee shall sign an investment letter in form and substance satisfactory to the Company. Subject to the foregoing, the provisions of this Warrant shall inure to the benefit of and be binding upon any successor to the Company and shall extend to any holder hereof.

9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

10. GOVERNING LAW. This Warrant shall be governed in all respects by the internal laws of the state of California as applied to agreements entered into among California residents to be performed entirely within California, without regard to conflict of laws rules.

11. AMENDMENT; WAIVER. This Warrant may be amended or modified, and any term or provision hereof or thereof may be waived or departure therefrom consented or approved (either generally or in a particular instance and either retroactively or prospectively), only upon the written consent of the Company and the Holder. Any amendment or modification of this Warrant, or waiver of any term or provision of this Warrant, shall be binding upon each holder hereof.

12. NOTICES. All notices and other communications hereunder shall be made and delivered as prescribed in the Agreement.

13. COUNTERPARTS. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.

IN WITNESS WHEREOF, the parties have executed this WARRANT TO PURCHASE CAPITAL STOCK as of the date first written above.

COMPANY: OTONOMY, INC.

By:
Name: Title:

Address:

HOLDER

By: Its:

[Title]

Address:

[SIGNATURE PAGE TO OTONOMY, INC. WARRANT TO PURCHASE CAPITAL STOCK]

EXHIBIT A

NOTICE OF EXERCISE

TO:	OTONOMY, INC.

(1)    ☐    The undersigned hereby elects to purchase              shares of the                      Preferred Stock of OTONOMY, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         ☐    The undersigned hereby elects to purchase              shares of the                      Preferred Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.3 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)    Please issue a certificate or certificates representing said shares of                      Preferred Stock of the Company (the “Shares”) in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)    The undersigned represents that (i) the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the Warrant to which this Form of Assignment is attached as Exhibit B, and all rights evidenced thereby, are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Dated: , 200

Holder’s Signature:

Holder’s Address:

By signing above, the transferee agrees to be bound by the terms, restrictions and conditions set forth in (1) the Warrant and (2) the Agreement (as defined in the Warrant).

NOTE: The signature to this Form of Assignment must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.